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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2003

OWENS-ILLINOIS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-9576 (Commission File Number)	22-2781933 (I.R.S. Employer Identification No.)

One SeaGate
Toledo, Ohio 43666

(Address of Principal Executive Offices)

(419) 247-5000
(Registrant's telephone number, including area code)

ITEM 5.	OTHER EVENTS AND
ITEM 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 21, 2003, Owens-Illinois, Inc. issued a press release setting forth its results of operations for the fiscal quarter ended September 30, 2003. A copy of Owens-Illinois, Inc.'s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 21, 2003	OWENS-ILLINOIS, INC. (registrant)
	By:	/s/ EDWARD C. WHITE Name: Edward C. White Its: Vice President and Controller

Exhibit Index

Exhibit 99.1	Press Release dated October 21, 2003 of Owens-Illinois, Inc.

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SIGNATURES
Exhibit Index